Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 8 TO CREDIT AGREEMENT

AMENDMENT NO. 8, dated as of February 9, 2016 (this “Amendment”), by and among the Co-Borrowers, the Guarantors, the Parent GP, the Incremental Revolving Credit Lenders (as defined below) and the Administrative Agent, to the Credit Agreement, dated as of November 4, 2011, as amended by Amendment No. 1 to Credit Agreement, dated November 7, 2012, Amendment No. 2 to Credit Agreement, dated June 14, 2013, Amendment No. 3 to Credit Agreement, dated October 28, 2013, Amendment No. 4 to Credit Agreement, dated November 15, 2013, Amendment No. 5 to Credit Agreement, dated January 22, 2014, Amendment No. 6 to Credit Agreement, dated March 10, 2015, and Amendment No. 7 to Credit Agreement, dated February 9, 2016, and as further amended, supplemented or otherwise modified from time to time, among CHIRON MERGER SUB, INC., a Texas corporation, KINETIC CONCEPTS, INC., a Texas corporation (the “Lead Borrower”), KCI USA, INC., a Delaware corporation (“KCI USA” and, together with the Lead Borrower, the “Co-Borrowers”), CHIRON HOLDINGS, INC., a Delaware corporation, CHIRON TOPCO, INC., a Delaware corporation, ACELITY L.P. INC., a Guernsey limited partnership, solely with respect to Sections 5.01 through 5.04, 7.13 and 8.01 of the Credit Agreement, CHIRON GUERNSEY GP CO. LIMITED, a Guernsey limited company, BANK OF AMERICA, N.A., as administrative agent, collateral agent, letter of credit issuer and swing line lender, and each lender from time to time party thereto (the “Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement as amended hereby unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Co-Borrowers have requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein;

WHEREAS, pursuant to Section 2.06(a) of the Credit Agreement, the Co-Borrowers have permanently reduced the unused Non-Extended Revolving Credit Commitments by an aggregate amount of $55,000,000;

WHEREAS, each institution that executes this Amendment as an Incremental Revolving Credit Lender has agreed to provide Incremental Revolving Commitments pursuant to Section 2.14 of the Credit Agreement in accordance with the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Subject to the occurrence of the Amendment No. 8 Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 8” means Amendment No. 8 to this Agreement dated as of February 9, 2016.

“Amendment No. 8 Effective Date” means February 9, 2016, the date of effectiveness of Amendment No. 8.

(b) The definition of “Extended Revolving Credit Commitment” in the Credit Agreement is hereby amended by replacing the reference to “shall be $116,333,333.33 on the Amendment No. 7 Effective Date” therein with a reference to “shall be $171,333,333.33 on the Amendment No. 8 Effective Date”.

(c) The definition of “Non-Extended Revolving Credit Commitment” in the Credit Agreement is hereby amended by replacing the reference to “shall be $83,666,666.67 on the Amendment No. 7 Effective Date” therein with a reference to “shall be $28,666,666.67 on the Amendment No. 8 Effective Date”.

(d) Schedule 2.01(c) to the Credit Agreement is, effective as of the Amendment No. 8 Effective Date, hereby replaced in its entirety with the table attached as Annex A hereto.

ARTICLE II

Incremental Revolving Commitments

(a) On the Amendment No. 8 Effective Date, each institution that has executed and delivered a counterpart to this Amendment as an “Incremental Revolving Credit Lender” (each, an “Incremental Revolving Credit Lender”) shall become the holder of an Extended Revolving Credit Commitment, subject to all of the rights, obligations, terms and conditions thereto under the Credit Agreement, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such institution’s name on Annex B hereto (each such Extended Revolving Credit Commitment, an “Incremental Revolving Credit Commitment”), as such amount may be adjusted from time to time in accordance with the Credit Agreement.

(b) For the avoidance of doubt, the Incremental Revolving Credit Commitment of each Incremental Revolving Credit Lender provided pursuant to this Amendment shall be in addition to any Extended Revolving Credit Commitment of any such Incremental Revolving Credit Lender existing prior to the Amendment No. 8 Effective Date. The total Extended Revolving Credit Commitment of each Incremental Revolving Credit Lender shall be the amount set forth opposite such Incremental Revolving Credit Lender’s name on Annex A hereto under the caption “Extended Revolving Credit Commitment”

ARTICLE III

Conditions to Effectiveness

Section 3.1. Each Incremental Revolving Credit Lender that submits an executed counterpart hereto acknowledges and agrees that in the absence of a change to the terms and conditions of this Amendment, in each case that is (x) materially adverse to the Incremental Revolving Credit Lenders and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Section 3.2. This Amendment shall become effective on the date (the “Amendment No. 8 Effective Date”) on which:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) each Incremental Revolving Credit Lender and (iii) each Loan Party and the Parent GP, (x) a counterpart of this Amendment signed on behalf of such party or

(y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer on the Amendment No. 8 Effective Date, a written opinion of (i) Kirkland & Ellis LLP, New York counsel to the Loan Parties and (ii) Dykema Cox Smith, Texas counsel to the Loan Parties, in each case (A) dated as of the Amendment No. 8 Effective Date, (B) addressed to each L/C Issuer on the Amendment No. 8 Effective Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent organizational documents, including all amendments thereto, of each Loan Party and the Parent GP, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party or the Parent GP as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party or the Parent GP, or in the alternative (other than in the case of the Co-Borrowers), a certificate stating that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 7 Effective Date.

(d) The Administrative Agent shall have received in the case of each Loan Party and the Parent GP a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party and the Parent GP dated the Amendment No. 8 Effective Date and certifying (i) that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party or the Parent GP as in effect on the Amendment No. 8 Effective Date and at all times since a date prior to the date of the resolutions described in clause (ii) below or in the alternative (other than in the case of the Co-Borrowers), certifying that such bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) have not been amended since the Amendment No. 7 Effective Date, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party or the Parent GP (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of this Amendment or any other document delivered in connection herewith to which such person is a party and, in the case of the Co-Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 8 Effective Date, (iii) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation, certificate of formation or other equivalent organizational documents of such Loan Party or the Parent GP has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, (iv) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party or the Parent GP, and (v) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or the Parent GP.

(e) The Administrative Agent shall have received in the case of each Loan Party and the Parent GP a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (b) above.

(f) The Co-Borrowers shall have paid to the Administrative Agent for the account of each Incremental Revolving Credit Lender a fee equal to 1.00% of the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender on the Amendment No. 8 Effective Date. All other fees and expenses due to the Administrative Agent and the Lenders required to be paid on the Amendment No. 8 Effective Date shall have been paid. All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.

(g) The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the date hereof, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(h) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or would result from this Amendment.

(i) The Administrative Agent shall have received a certificate, dated the Amendment No. 8 Effective Date and signed by a Responsible Officer of the Lead Borrower, confirming compliance with the conditions set forth in paragraphs (g) and (h) of this Section 3.2.

(j) The Amendment No. 7 Effective Date shall have occurred.

(k) The Co-Borrowers shall have permanently reduced the unused Non-Extended Revolving Credit Commitments by an aggregate amount of $55,000,000 in accordance with Section 2.06(a) of the Credit Agreement.

(l) The Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and, if such real property is located in a special flood hazard area, the Administrative Agent shall have received (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrowers and (y) evidence of flood insurance required by the Credit Agreement.

The Administrative Agent shall notify the Lead Borrower and the Lenders of the Amendment No. 8 Effective Date. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and will automatically terminate, if each of the conditions set forth or referred to in this Section 3.2 has not been satisfied at or prior to 5:00p.m., New York City time, on February 9, 2016.

ARTICLE IV

Specified Provisions.

The Co-Borrowers and each other Loan Party hereby confirm and agree that, from and after the Amendment No. 8 Effective Date, the Company shall not, nor shall it permit any of its Restricted Subsidiaries to: (a) after giving effect to the Associated Transactions (as defined in Amendment No. 7), incur Incremental Term Loans, establish Incremental Revolving Commitments or otherwise incur Permitted First Lien Secured Debt or Permitted Alternative Incremental Facilities Debt pursuant to the capacity provided by subclause (x) of the proviso to the first sentence of Section 2.14(a) of the Credit Agreement, whether through Section 2.14 of the Credit Agreement or through Section 7.03(t) of the Credit Agreement; (b) create, incur, assume or suffer to exist any Indebtedness pursuant to the capacity provided by Section 7.03(s) of the Credit Agreement in an aggregate principal amount exceeding $75,000,000 at any one time outstanding; (c) declare or make, directly or indirectly, any Restricted Payment pursuant to Section 7.06(j) or Section 7.06(l) of the Credit Agreement; and/or (d) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (X) the Senior Unsecured Notes, (Y) the Senior Secured Notes or (Z) any Subordinated Debt pursuant to Section 7.09(a)(iii) or Section 7.09(a)(iv) of the Credit Agreement. Each Loan Party hereby confirms and agrees that any failure to perform or observe any covenant or agreement contained in the previous sentence shall constitute an Event of Default under Section 8.01(b) of the Credit Agreement.

ARTICLE V

Representations and Warranties.

After giving effect to the amendments contained herein, on the Amendment No. 8 Effective Date, the Co-Borrowers hereby confirm that: (a) this Amendment has been duly authorized, executed and delivered by each Loan Party and the Parent GP and constitutes the legal, valid and binding obligation of each Loan Party and the Parent GP enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; (b) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 8 Effective Date with the same effect as though made on and as of the Amendment No. 8 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

ARTICLE VI

Post-Closing Requirements

Within ninety (90) days after the Amendment No. 8 Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Administrative Agent shall have received, with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties;

(iii) a form T-38 endorsement, if available, and/or a title search with respect to the Mortgaged Property; and

(iv) evidence of payment by the Borrowers of all search, title insurance and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required by this Article VI.

ARTICLE VII

Miscellaneous

Section 7.1. Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties or the Parent GP that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 7.2. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 7.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.4. Reaffirmation. Each Loan Party, and with respect to clause (i) below the Parent GP, hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 7.5. Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 8 Effective Date, the Co-Borrowers and the Administrative Agent shall treat (and the Revolving Credit Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement and all advances made under the Revolving Credit Facility, including any advances already outstanding, as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 7.6. On and after the Amendment No. 8 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

KINETIC CONCEPTS, INC.,
as the Lead Borrower

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Treasurer

KCI USA, INC.,
as Co-Borrower

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Treasurer

CHIRON HOLDINGS, INC.,
as Holdings

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Treasurer

CHIRON TOPCO, INC.,
as Topco

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Treasurer

[Signature Page to Amendment No. 8]

KCI ANIMAL HEALTH, LLC
KCI HOLDING COMPANY, INC.
KCI HOMECARE, INC.
KCI INTERNATIONAL, INC.
KCI LICENSING, INC.
KCI PROPERTIES LIMITED
KCI REAL HOLDINGS, L.L.C.
KCI REAL PROPERTY LIMITED
KCI USA REAL HOLDINGS, L.L.C.
TECHNIMOTION, LLC
KCI IMPORTS, INC.,
as a Guarantor

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Treasurer

LIFECELL CORPORATION,
as a Guarantor

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Treasurer

[Signature Page to Amendment No. 8]

ACELITY L.P. INC., as Parent

By:	CHIRON GUERNSEY GP CO. LIMITED,
	Its:	General Partner

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Director

CHIRON GUERNSEY GP CO. LIMITED,
as the Parent GP

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Director

[Signature Page to Amendment No. 8]

BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender

By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Director

[Signature Page to Amendment No. 8]

INCREMENTAL REVOLVING CREDIT LENDER SIGNATURE PAGE

By executing a counterpart to this Amendment as an Incremental Revolving Credit Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to extend Incremental Revolving Credit Commitments in the amount set forth under such institution’s signature below on the line titled “Incremental Revolving Credit Commitment”.

Name of Institution:	SunTrust Bank
as an Incremental Revolving Credit Lender

	By:	/s/ Ben Cumming
		Name:	Ben Cumming
		Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Incremental Revolving Credit Commitment: $ 5,000,000

[Signature Page to Amendment No. 8]

INCREMENTAL REVOLVING CREDIT LENDER SIGNATURE PAGE

By executing a counterpart to this Amendment as an Incremental Revolving Credit Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to extend Incremental Revolving Credit Commitments in the amount set forth under such institution’s signature below on the line titled “Incremental Revolving Credit Commitment”.

Name of Institution:	GOLDMAN SACHS LENDING PARTNERS LLC,
as an Incremental Revolving Credit Lender

	By:	/s/ Rebecca Kratz
		Name:	Rebecca Kratz
		Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Incremental Revolving Credit Commitment: $ 25,000,000.00

[Signature Page to Amendment No. 8]

INCREMENTAL REVOLVING CREDIT LENDER SIGNATURE PAGE

By executing a counterpart to this Amendment as an Incremental Revolving Credit Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to extend Incremental Revolving Credit Commitments in the amount set forth under such institution’s signature below on the line titled “Incremental Revolving Credit Commitment”.

Name of Institution:	Nomura Corporate Funding Americas, LLC,
as an Incremental Revolving Credit Lender

	By:	/s/ Carl Mayer
		Name:	Carl Mayer
		Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Incremental Revolving Credit Commitment: $ 25.0 million

[Signature Page to Amendment No. 8]

ANNEX A

Lender	Extended Revolving Credit Commitment	Non-Extended Revolving Credit Commitment
Bank of America, N.A.	$25,000,000.00	$0.00
Morgan Stanley Bank, N.A.	$0.00	$11,763,612.22
Credit Suisse AG, Cayman Islands Branch	$34,333,333.33	$0.00
Credit Suisse Asset Management	$0.00	$8,565,737.05
Royal Bank of Canada	$24,000,000.00	$0.00
UBS AG, Stamford Branch	$8,000,000.00	$0.00
SunTrust Bank	$30,000,000.00	$0.00
HSBC Bank USA, National Association	$0.00	$5,139,442.23
Black Diamond Capital Management LLC	$0.00	$2,855,245.69
JMP Credit Advisors LLC	$0.00	$342,629.48
Goldman Sachs Lending Partners LLC	$25,000,000.00	$0.00
Nomura Corporate Funding Americas, LLC	$25,000,000.00	$0.00

Total	$171,333,333.33	$28,666,666.67

ANNEX B

Lender	Incremental Revolving Credit Commitment
SunTrust Bank	$5,000,000.00
Goldman Sachs Lending Partners LLC	$25,000,000.00
Nomura Corporate Funding Americas, LLC	$25,000,000.00

Total	$55,000,000.00